QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)
14 Cambridge Center, Cambridge, Massachusetts 02142 (Address of principal executive offices) (zip code)
Registrant's telephone number, including area code: (617) 679-2000
IDEC Pharmaceuticals Corporation 3030 Callan Road San Diego, California 92121 (858) 431-8500 (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

        On November 12, 2003, Bridges Merger Corporation ("Merger Sub"), a wholly owned subsidiary of the Registrant, was merged with and into Biogen, Inc. ("Biogen") with Biogen continuing as the surviving corporation and a wholly owned subsidiary of the Registrant (the "Merger"). At the same time, the Registrant filed an amendment to its certificate of incorporation to change its name to Biogen Idec Inc. The merger and name change were made pursuant to an Agreement and Plan of Merger, dated as of June 20, 2003, by and among the Registrant, Merger Sub and Biogen (the "Merger Agreement"). At a special meeting of the Registrant's stockholders held on November 12, 2003, the issuance of the Registrant's common stock under the Merger Agreement and the Registrant's change of name were approved by the requisite vote of the Registrant's stockholders. In addition, at a special meeting of Biogen stockholders held on November 12, 2003, the Merger Agreement was approved by the requisite vote of Biogen's stockholders.

        As a result of the Merger, each share of Biogen common stock issued and outstanding at the effective time of the Merger, other than shares held by dissenting stockholders, was converted into the right to receive 1.15 (the "Exchange Ratio") shares of the Registrant's common stock. In addition, the Registrant assumed all options outstanding at the effective time of the Merger under Biogen's existing stock option plans. Each such option is now exercisable for a number of shares of the Registrant's common stock, and at an exercise price, adjusted to reflect the Exchange Ratio.

        Upon completion of the Merger, Biogen's common stock was delisted from the Nasdaq National Market. In connection with the Merger, the Registrant's common stock symbol on the Nasdaq National Market was changed from "IDPH" to "BIIB."

        The issuance of the Registrant's common stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Form S-4/A (File No. 333-107098) filed with the Securities and Exchange Commission. The joint proxy statement/prospectus filed by the Registrant with the SEC on October 6, 2003 contains additional information about this transaction.

        A copy of the Merger Agreement is included as an exhibit to the Registrant's Current Report on Form 8-K filed with the SEC on June 23, 2003 and is incorporated herein by reference. A copy of the press release dated November 12, 2003 announcing the completion of the Merger is attached as exhibit 99.1 to this Report and is incorporated herein by reference. Also attached to this Report as exhibits 99.2 and 99.3, and incorporated herein by reference herein, are certain historical financial statements of Biogen.

Item 5. Other Events and Regulation FD Disclosure

        At the special meeting of the Registrant's stockholders on November 12, 2003, the Registrant's stockholders also approved, by the requisite vote:

  1.
  an amendment to the Registrant's certificate of incorporation to increase the number of authorized shares of the Registrant's common stock from 500,000,000 to 1,000,000,000;

  2.
  a new equity incentive plan entitled the 2003 Omnibus Equity Plan; and

  3.
  a new performance based management incentive plan entitled the Performance Based Management Incentive Plan.

A copy of the 2003 Omnibus Equity Plan is included as exhibit 10.73 to this Report and is incorporated herein by reference. A copy of the Performance Based Management Incentive Plan is included as exhibit 10.74 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

  (a)
  Financial statements of business acquired.

  (1)
  The consolidated balance sheets of Biogen and its subsidiaries at December 31, 2002 and 2001, the consolidated statements of income, cash flows and shareholders' equity of Biogen and its subsidiaries for each of the years ended December 31, 2002, 2001 and 2000, the notes to consolidated financial statements filed along with the above referenced consolidated balance sheets, statements of income, statements of cash flows and statements of shareholders' equity and the related report of Independent Accountants are being filed as exhibit 99.2 to this Report and are incorporated herein by reference.

  (2)
  The unaudited condensed consolidated balance sheet of Biogen and its subsidiaries at September 30, 2003, the unaudited condensed consolidated statements of income of Biogen and its subsidiaries for the three and nine months ended September 30, 2003 and 2002, the unaudited condensed consolidated statements of cash flows of Biogen and its subsidiaries for the nine months ended September 30, 2003 and 2002 and the notes to the condensed consolidated financial statements filed along with the above referenced unaudited condensed consolidated balance sheet, statements of income and statements of cash flows are being filed as exhibit 99.3 to this Report and are incorporated herein by reference.

  (b)
  Pro forma financial information.

      The unaudited pro forma condensed combined consolidated financial statements of the Registrant giving effect to the Merger as a purchase of Biogen by the Registrant in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000)), including the unaudited pro forma condensed combined balance sheet combining the historical consolidated balance sheets of the Registrant and Biogen as of the nine months ended September 30, 2003, giving effect to the Merger as if it occurred on September 30, 2003, and the unaudited pro forma condensed combined statements of income of the Registrant and Biogen for the year ended December 31, 2002 and the nine months ended September 30, 2003, giving effect to the Merger as if it occurred on January 1, 2002, will be filed by amendment within 60 days after the date that this initial Report must be filed.

  (c)
  Exhibits.

Exhibit No.		Exhibit
2.1	*	Agreement and Plan of Merger, dated June 20, 2003, by and among the Registrant, Bridges Merger Corporation and Biogen, Inc.
3.4		Certificate of Amendment dated November 12, 2003 to the Amended and Restated Certificate of Incorporation of the Registrant
10.73		2003 Omnibus Equity Plan of the Registrant
10.74		Performance Based Management Incentive Plan of the Registrant
23.1		Consent of PricewaterhouseCoopers LLP (for Biogen)
99.1		Press release of the Registrant dated November 12, 2003
99.2
The consolidated balance sheets of Biogen and its subsidiaries at December 31, 2002 and 2001, the consolidated statements of income, cash flows and shareholders' equity of Biogen and its subsidiaries for each of the years ended December 31, 2002, 2001 and 2000, the notes to consolidated financial statements filed along with the above referenced consolidated balance sheets, statements of income, statements of cash flows and statements of shareholders' equity and the related report of Independent Accountants
99.3
The unaudited condensed consolidated balance sheet of Biogen and its subsidiaries at September 30, 2003, the unaudited condensed consolidated statements of income of Biogen and its subsidiaries for the three and nine months ended September 30, 2003 and 2002, the unaudited condensed consolidated statements of cash flows of Biogen and its subsidiaries for the nine months ended September 30, 2003 and 2002 and the notes to the condensed consolidated financial statements filed along with the above referenced unaudited condensed consolidated balance sheet, statements of income and statements of cash flows

*
Previously filed with the SEC as an exhibit to the Registrant's Current Report on Form 8-K (File No. 0-19311) filed on June 23, 2003, and incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC. (Registrant)

Date: November 12, 2003	By:
/s/ THOMAS J. BUCKNUM Thomas J. Bucknum Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.		Exhibit
2.1	*	Agreement and Plan of Merger, dated June 20, 2003, by and among the Registrant, Bridges Merger Corporation and Biogen, Inc.
3.4		Certificate of Amendment dated November 12, 2003 of Amended and Restated Certificate of Incorporation of the Registrant
10.73		2003 Omnibus Equity Plan of the Registrant
10.74		Performance Based Management Incentive Plan of the Registrant
23.1		Consent of PricewaterhouseCoopers LLP (for Biogen)
99.1		Press release of the Registrant dated November 12, 2003
99.2
The consolidated balance sheets of Biogen and its subsidiaries at December 31, 2002 and 2001, the consolidated statements of income, cash flows and shareholders' equity of Biogen and its subsidiaries for each of the years ended December 31, 2002, 2001 and 2000, the notes to consolidated financial statements filed along with the above referenced consolidated balance sheets, statements of income, statements of cash flows and statements of shareholders' equity and the related report of Independent Accountants
99.3
The unaudited condensed consolidated balance sheet of Biogen and its subsidiaries at September 30, 2003, the unaudited condensed consolidated statements of income of Biogen and its subsidiaries for the three and nine months ended September 30, 2003 and 2002, the unaudited condensed consolidated statements of cash flows of Biogen and its subsidiaries for the nine months ended September 30, 2003 and 2002 and the notes to the condensed consolidated financial statements filed along with the above referenced unaudited condensed consolidated balance sheet, statements of income and statements of cash flows

*
Previously filed with the SEC as an exhibit to the Registrant's Current Report on Form 8-K (File No. 0-19311) filed on June 23, 2003, and incorporated by reference herein.

QuickLinks

  Item 2. Acquisition or Disposition of Assets.
  Item 5. Other Events and Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX